UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2005

KRONOS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-20109	04-2640942
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

297 Billerica Road, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 250-9800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 2, 2005, Kronos Incorporated (“Kronos”) announced the retirement of D. Bradley McWilliams from Kronos’ Board of Directors, effective August 2, 2005. Kronos also announced the election of Bruce J. Ryan to the Board of Directors, effective August 2, 2005. Mr. Ryan will also serve as Chairman of Kronos’ audit committee. A copy of the press release that discusses these matters is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1             Press Release, entitled “Kronos® announces changes to Board of Directors,” issued by Kronos on August 2, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS INCORPORATED

Date: August 2, 2005	By:__ /s/ Paul A. Lacy________________

Paul A. Lacy

Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, entitled “Kronos® announces changes to Board of Directors,” issued by Kronos on August 2, 2005.